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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 28, 2005
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


              0-26059                                   68-0121636
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       (Commission File Number)              (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                         84128
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     (Address of Principal Executive Offices)                      (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.01.  Other Events

         Exclusive Manufacturing Agreement Signed

         On December 28, 2005, CirTran Corporation (the "Company"), signed an Exclusive Manufacturing Agreement (the "Agreement") with Arrowhead Industries, Inc. ("Arrowhead"), pursuant to which the Company will become the exclusive manufacturer of a tool for assisting with the removal of door hinges called the "Hinge Helper" (the "Product"). Under the Agreement, Arrowhead agreed to buy the Product exclusively from the Company for the period of the Agreement, which is three years. The Product will be manufactured by the Company or by sub-manufacturers selected by the Company.

         The Agreement provides that Arrowhead will own all right, title, and interest in the Product, and will sell and market the Product under its trademarks, service marks, or trade names.

         On January 9, 2006, the Company issued a press release which referred, in the title, to the Agreement as a "$22 Million Exclusive Manufacturing Agreement." The dollar amount referenced relates to the potential amount of revenue which the Company may receive over the anticipated life of the Agreement.

         As of the date of this Current Report, the Company had prepared prototypes of the Product and submitted them to Arrowhead, which had been approved. The Company was in the process of preparing production samples for approval by Arrowhead, following which the Company anticipates that it will begin receiving orders under the Agreement.

Item 9.01.  Financial Statements and Exhibits.

         (a)      Financial Statements. None.
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         (b)      Pro Forma Financial Information. Not Applicable.
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         (c)      Exhibits.
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                  99.1     Exclusive  Manufacturing   Agreement,   dated  as  of
                           December 28, 2005, by and between CirTran Corporation and Arrowhead Industries, Inc.

                  99.2 Press Release dated January 9, 2006, relating to announcement of exclusive manufacturing agreement.








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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CirTran Corporation


Date: January  17, 2006                      By:   /s/ Iehab J. Hawatmeh
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                                                   Iehab J. Hawatmeh, President






































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